TABLE OF CONTENTS

      USAA FAMILY OF FUNDS                                              1
      MESSAGE FROM THE PRESIDENT                                        2
      INVESTMENT REVIEW                                                 4
      MESSAGE FROM THE MANAGER                                          5
      FINANCIAL INFORMATION
         Distributions to Shareholders                                  7
         Independent Auditors' Report                                   8
         Portfolio of Investments                                       9
         Notes to Portfolio of Investments                             13
         Statement of Assets and Liabilities                           14
         Statement of Operations                                       15
         Statements of Changes in Net Assets                           16
         Notes to Financial Statements                                 17










IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA INCOME STOCK FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (IMCO). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.

USAA   WITH  THE  EAGLE  IS   REGISTERED   IN  THE  U.S.   PATENT  &   TRADEMARK
OFFICE.(COPYRIGHT)2000, USAA. ALL RIGHTS RESERVED.









USAA FAMILY OF FUNDS SUMMARY

         FUND                                     MINIMUM
       TYPE/NAME            VOLATILITY           INVESTMENT
----------------------------------------------------------------
CAPITAL APPRECIATION
----------------------------------------------------------------
 Aggressive Growth          Very high             $3,000
 Emerging Markets           Very high              3,000
 First Start Growth
  (Registered Trademark)    Moderate to high       3,000
 Gold                       Very high              3,000
 Growth                     Moderate to high       3,000
 Growth & Income            Moderate               3,000
 International              Moderate to high       3,000
 S&P 500(Registered
  Trademark)Index           Moderate               3,000
 Science & Technology       Very high              3,000
 Small Cap Stock            Very high              3,000
 World Growth               Moderate to high       3,000
----------------------------------------------------------------
ASSET ALLOCATION
----------------------------------------------------------------
 Balanced Strategy          Moderate              $3,000
 Cornerstone Strategy       Moderate               3,000
 Growth and Tax
  Strategy                  Moderate               3,000
 Growth Strategy            Moderate to high       3,000
 Income Strategy            Low to moderate        3,000
----------------------------------------------------------------
INCOME - TAXABLE
----------------------------------------------------------------
 GNMA(Registered Trademark) Low to moderate       $3,000
 High-Yield
  Opportunities             High                   3,000
 Income                     Moderate               3,000
 Income Stock               Moderate               3,000
 Intermediate-Term
  Bond                      Low to moderate        3,000
 Short-Term Bond            Low                    3,000
----------------------------------------------------------------
INCOME - TAX EXEMPT
----------------------------------------------------------------
 Long-Term                  Moderate              $3,000
 Intermediate-Term          Low to moderate        3,000
 Short-Term                 Low                    3,000
 State Bond Income          Moderate               3,000
----------------------------------------------------------------
MONEY MARKET
----------------------------------------------------------------
 Money Market               Very low              $3,000
 Tax Exempt
  Money Market              Very low               3,000
 Treasury Money
  Market Trust(Registered
  Trademark)                Very low               3,000
 State Money Market         Very low               3,000
----------------------------------------------------------------

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, WHICH ARE DISCUSSED IN THE FUNDS' PROSPECTUSES.

S&P 500(REGISTERED TRADEMARK)IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD, OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES OR THE FEDERAL ALTERNATIVE MINIMUM TAX.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

THE INVESTART(REGISTERED TRADEMARK) PROGRAM IS AVAILABLE FOR INVESTORS WITHOUT THE $3,000 INITIAL INVESTMENT REQUIRED TO OPEN AN IMCO MUTUAL FUND ACCOUNT. A MUTUAL FUND ACCOUNT CAN BE OPENED WITH NO INITIAL INVESTMENT IF YOU ELECT TO HAVE MONTHLY AUTOMATIC INVESTMENTS OF AT LEAST $50 FROM A BANK ACCOUNT. INVESTART IS NOT AVAILABLE ON TAX-EXEMPT FUNDS OR THE S&P 500 INDEX FUND. THE MINIMUM INITIAL INVESTMENT FOR IRAS IS $250, EXCEPT FOR THE $2,000 MINIMUM REQUIRED FOR THE S&P 500 INDEX FUND. IRAS ARE NOT AVAILABLE FOR TAX-EXEMPT FUNDS. THE GROWTH AND TAX STRATEGY FUND IS NOT AVAILABLE AS AN INVESTMENT FOR YOUR IRA BECAUSE THE MAJORITY OF ITS INCOME IS TAX EXEMPT.

CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY.


NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE.

FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL 1-800-531-8181 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST.









MESSAGE FROM THE PRESIDENT


[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA, APPEARS HERE]

--------------------------------------------------------------------------------
SO FAR 2000 HAS BEEN AN UNINSPIRING INVESTMENT YEAR. LOOKING AT VARIOUS MARKET AVERAGES, AN INVESTOR SEES MARKETS THAT ARE CLOSE TO ZERO RETURN, SLIGHTLY DOWN OR SLIGHTLY UP.
--------------------------------------------------------------------------------

The biggest attention-grabber among indices is the Dow Jones Utilities. As reported August 20 in THE NEW YORK TIMES, for the 2000 calendar year it is up 27.53%! If anyone predicted that, I missed it.

Years like this for the broad averages are, in a way, predictable. We know that the S&P 500 Index, for instance, is not likely to take a sudden quantum leap and begin to average 30% return per year. I believe it possibly will return somewhere around 12%. (Please note I am surmising, not guaranteeing.) Another interesting thing about the year 2000 is the number of actively managed funds that are outperforming index funds.

Markets must take breathers like this. Such a pause allows the valuations of securities to become more normal. That means that the relationship of, for instance, a company's earnings per share to the price of a share becomes less extreme. This, in turn, could ultimately allow the expected returns on stocks to resume.

A family of mutual funds has the potential to make this kind of a period easier. Ideally, you can build an asset allocation to express your risk tolerance. Many fixed-income fund returns look very good in a year like this. And even if you don't build such a portfolio, a fund family makes it easy to retreat to safety because of the availability of bond and money market funds.

As you probably know, I am a strong proponent of asset allocation to build a portfolio you can live with. That's because somewhere down the road this market will ignite, and when it does you want to be sure you are there.


Sincerely,


Michael J.C. Roth, CFA
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD


THE S&P 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST IN THE S&P 500 INDEX.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.









INVESTMENT REVIEW

USAA INCOME STOCK FUND

OBJECTIVE: Current income with the prospect of increasing dividend income and the potential for capital appreciation.

TYPES OF INVESTMENTS: Invests principally in common stocks of well-established, large companies with above-average dividend yields.

--------------------------------------------------------------------------------
                                          7/31/99              7/31/00
--------------------------------------------------------------------------------

  Net Assets                           $2,484.3 Million     $1,882.7 Million
  Net Asset Value Per Share                 $20.69               $17.63
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/00
--------------------------------------------------------------------------------
           1 YEAR                5 YEARS                   10 YEARS
           -3.85%                12.88%                     12.82%
--------------------------------------------------------------------------------


TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.



                       CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Income Stock Fund, the S&P 500 Index, and the Lipper Equity Income Funds Average, for the period of 07/31/1990 through 07/31/2000. The data points from the graph are as follows:

             USAA INCOME                                  LIPPER EQUITY INCOME
             STOCK FUND             S&P 500 INDEX             FUNDS AVERAGE
             -----------            -------------         --------------------

07/31/90       $10,000                 $10,000                  $10,000
01/31/91        10,450                   9,839                    9,722
07/31/91        11,711                  11,273                   11,032
01/31/92        12,946                  12,068                   11,866
07/31/92        13,846                  12,712                   12,593
01/31/93        14,132                  13,343                   13,229
07/31/93        15,226                  13,820                   14,124
01/31/94        16,045                  15,057                   15,290
07/31/94        15,346                  14,532                   14,787
01/31/95        15,814                  15,136                   14,901
07/31/95        18,235                  18,320                   17,331
01/31/96        20,335                  20,982                   19,635
07/31/96        20,644                  21,353                   19,811
01/31/97        24,297                  26,506                   23,519
07/31/97        27,138                  32,480                   27,821
01/31/98        29,548                  33,636                   28,949
07/31/98        30,742                  38,750                   31,088
01/31/99        32,705                  44,571                   32,479
07/31/99        34,755                  46,579                   34,606
01/31/00        32,319                  49,180                   32,639
07/31/00        33,417                  50,755                   33,602

DATA FROM 7/31/90 THROUGH 7/31/00



THE GRAPH ILLUSTRATES THE COMPARISON OF A $10,000 HYPOTHETICAL INVESTMENT IN THE USAA INCOME STOCK FUND TO THE S&P 500 INDEX AND THE LIPPER EQUITY INCOME FUNDS AVERAGE, AN AVERAGE PERFORMANCE LEVEL OF ALL MIXED EQUITY AND INCOME FUNDS, AS REPORTED BY LIPPER ANALYTICAL SERVICES, INC., AN INDEPENDENT ORGANIZATION THAT MONITORS THE PERFORMANCE OF MUTUAL FUNDS. THE S&P 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE S&P 500 INDEX.









MESSAGE FROM THE MANAGER


[PHOTOGRAPH OF PORTFOLIO MANAGER:  STEPHAN J. KLAFFKE, CFA, APPEARS HERE]


PERFORMANCE

During the past 12 months, the Federal Reserve (the Fed) initiated six separate interest-rate increases. These increases generally had a negative impact on interest-rate-sensitive investments. In particular, the USAA Income Stock Fund's investments in OLD ECONOMY stocks performed poorly. During the fiscal year ended July 31, 2000, the USAA Income Stock Fund's total return was -3.85%, while the Lipper Equity Income category average total return was -2.57%.

For the 12 months ending July 31, 2000, the best-performing sectors of the Fund were technology and capital goods. Our small technology investment made the biggest positive contribution to the Fund's performance over the past 12 months. The technology companies we invest in offer the Fund exposure to a growing dividend stream and strong fundamentals, but have very minimal dividend yields. Companies in the capital-goods sector offer above-average dividend yields with a growing earnings stream.

The underperforming sectors of the Fund were health care and consumer cyclical stocks. Bristol-Myers Squibb was the reason for the weak health-care performance. Several events had a negative impact on the company: the delay of a potential blockbuster drug Vanlev, concern regarding two profitable drugs that are about to go off patent, and congressional hearings on drug pricing. We believe that Bristol-Myers Squibb is an attractive investment at current prices. The poor investment performance of consumer cyclical stocks can be directly tied to the Fed's raising interest rates. We believe that the Fed is at the latter stage of rate increases, which should provide a better economic backdrop for these stocks.



PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

REFER TO THE BOTTOM OF PAGE 4 FOR THE LIPPER AVERAGE DEFINITION.









OUTLOOK AND PERSPECTIVE

The past several reports have detailed how a few stocks accounted for the bulk of the stock market's overall return. During the past six months, the performance of the stock market has begun to broaden. The improved performance of a larger group of stocks has been given little notice, while the year-to-date return of the market averages has remained negative. The USAA Income Stock Fund's performance relative to its category and the market has improved over the past six months. If the stock market's performance continues to come from a larger number of stocks, we believe the modifications made over the past year will provide the potential for better performance.



         ---------------------------------------------------
                         TOP 10 EQUITY HOLDINGS
                          (% OF NET ASSETS)
         ---------------------------------------------------
           Verizon Communications                        5.1
           American Home Products Corp.                  3.7
           Bristol-Myers Squibb Co.                      3.7
           Texaco, Inc.                                  3.7
           Nortel Networks Corp.                         3.6
           Ford Motor Co.                                3.5
           Qwest Communications
            International, Inc.                          3.5
           National Fuel Gas Co.                         3.4
           Citigroup, Inc.                               2.8
           BP Amoco plc ADR                              2.7
         ---------------------------------------------------



         ---------------------------------------------------
                          TOP 10 INDUSTRIES
                          (% OF NET ASSETS)
         ---------------------------------------------------
           Oil - International Integrated                7.7
           Health Care - Diversified                     7.4
           Natural Gas Utilities                         6.7
           Electric Utilities                            5.7
           Foods                                         5.3
           Banks - Major Regional                        5.2
           Telephones                                    5.1
           Banks - Money Center                          4.7
           Telecommunications - Long Distance            4.1
           Communication Equipment                       3.6
         ---------------------------------------------------

YOU WILL FIND A COMPLETE LISTING OF THE SECURITIES THAT THE FUND OWNS ON PAGES 9-12.









DISTRIBUTIONS TO SHAREHOLDERS


The following per share information describes the federal tax treatment of distributions made during the fiscal year ended July 31, 2000. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 2001.

                     Ordinary income                $ .7016 *
                     Section 1250 gain                .0016
                     Long-term capital gains         1.5404
                                                    -------
                        Total                       $2.2436
                                                    =======

84.21% of ordinary income distributions qualify for deduction by corporations.

* INCLUDES DISTRIBUTION OF SHORT-TERM CAPITAL GAINS, IF ANY, WHICH ARE TAXABLE AS ORDINARY INCOME.









INDEPENDENT AUDITORS' REPORT

KPMG


The Shareholders and Board of Directors

USAA INCOME STOCK FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Income Stock Fund, a series of the USAA Mutual Fund, Inc., as of July 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights, presented in note 7 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Income Stock Fund as of July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                             KPMG LLP


San Antonio, Texas
September 1, 2000









USAA INCOME STOCK FUND
PORTFOLIO OF INVESTMENTS

JULY 31, 2000


                                                                         MARKET
   NUMBER                                                                VALUE
 OF SHARES                      SECURITY                                 (000)
--------------------------------------------------------------------------------
                              COMMON STOCKS (89.1%)

            AEROSPACE/DEFENSE (2.2%)
  600,000   B.F. Goodrich Co.                                         $   21,412
  700,000   Lockheed Martin Corp.                                         19,688
--------------------------------------------------------------------------------
                                                                          41,100
--------------------------------------------------------------------------------

            ALUMINUM (1.1%)
  700,000   Alcoa, Inc.                                                   21,175
--------------------------------------------------------------------------------

            AUTOMOBILES (3.5%)
1,400,000   Ford Motor Co.                                                65,188
--------------------------------------------------------------------------------

            AUTO PARTS (0.6%)
  400,000   Dana Corp.                                                     9,175
  183,306   Visteon Corp.                                                  2,566
--------------------------------------------------------------------------------
                                                                          11,741
--------------------------------------------------------------------------------

            BANKS - MAJOR REGIONAL (5.2%)
1,000,000   Bank One Corp.                                                31,812
  554,000   Fleet Boston Financial Corp.                                  19,840
  890,000   PNC Financial Services Group                                  45,279
--------------------------------------------------------------------------------
                                                                          96,931
--------------------------------------------------------------------------------

            BANKS - MONEY CENTER (4.7%)
  700,000   Bank of America Corp.                                         33,162
  525,000   Chase Manhattan Corp.                                         26,086
1,100,000   First Union Corp.                                             28,394
--------------------------------------------------------------------------------
                                                                          87,642
--------------------------------------------------------------------------------

            BEVERAGES - NONALCOHOLIC (0.6%)
  250,000   PepsiCo, Inc.                                                 11,453
--------------------------------------------------------------------------------

            CHEMICALS (1.3%)
  102,127   Du Pont (E. I.) De Nemours & Co.                               4,628
1,400,000   Lyondell Petrochemical Co.                                    19,600
--------------------------------------------------------------------------------
                                                                          24,228
--------------------------------------------------------------------------------

            CHEMICALS - SPECIALTY (0.6%)
  450,000   International Flavors & Fragrances, Inc.                      12,038
--------------------------------------------------------------------------------

            COMMUNICATION EQUIPMENT (3.6%)
  900,000   Nortel Networks Corp.                                         66,937
--------------------------------------------------------------------------------

            COMPUTER - HARDWARE (1.7%)
  300,000   Hewlett-Packard Co.                                           32,756
--------------------------------------------------------------------------------

            ELECTRIC UTILITIES (5.7%)
  900,000   Allegheny Energy, Inc.                                        28,237
  805,000   Alliant Energy Corp.                                          21,182
  700,000   New Century Energies, Inc.                                    23,931
1,100,000   TXU Corp.                                                     34,375
--------------------------------------------------------------------------------
                                                                         107,725
--------------------------------------------------------------------------------

            ELECTRICAL EQUIPMENT (3.0%)
  900,000   General Electric Co.                                          46,294
  300,000   Honeywell International, Inc.                                 10,087
--------------------------------------------------------------------------------
                                                                          56,381
--------------------------------------------------------------------------------

            ELECTRONICS - INSTRUMENTATION (0.2%)
  114,420   Agilent Technologies, Inc.*                                    4,663
--------------------------------------------------------------------------------

            ELECTRONICS - SEMICONDUCTORS (1.4%)
  400,000   Intel Corp.                                                   26,700
--------------------------------------------------------------------------------

            ENTERTAINMENT (0.4%)
  200,000   Walt Disney Co.                                                7,738
--------------------------------------------------------------------------------

            FINANCE - DIVERSIFIED (2.8%)
  750,000   Citigroup, Inc.                                               52,922
--------------------------------------------------------------------------------

            FOODS (4.2%)
1,500,000   ConAgra, Inc.                                                 30,656
1,200,000   H.J. Heinz Co.                                                47,925
--------------------------------------------------------------------------------
                                                                          78,581
--------------------------------------------------------------------------------

            HEALTH CARE - DIVERSIFIED (7.4%)
1,300,000   American Home Products Corp.                                  68,981
1,400,000   Bristol-Myers Squibb Co.                                      69,475
--------------------------------------------------------------------------------
                                                                         138,456
--------------------------------------------------------------------------------

            HOUSEHOLD PRODUCTS (0.6%)
  200,000   Procter & Gamble Co.                                          11,375
--------------------------------------------------------------------------------

            INSURANCE - LIFE/HEALTH (0.6%)
  250,000   Lincoln National Corp.                                        10,906
--------------------------------------------------------------------------------

            INSURANCE - PROPERTY/CASUALTY (0.6%)
  147,800   Chubb Corp.                                                   10,937
--------------------------------------------------------------------------------

            MANUFACTURING - DIVERSIFIED INDUSTRIES (2.2%)
  113,500   Minnesota Mining & Manufacturing Co.                          10,222
1,500,000   Tomkins plc ADR                                               19,688
  200,000   United Technologies Corp.                                     11,675
--------------------------------------------------------------------------------
                                                                          41,585
--------------------------------------------------------------------------------

            NATURAL GAS UTILITIES (6.1%)
1,310,000   National Fuel Gas Co.                                         64,599
1,450,000   NICOR, Inc.                                                   50,297
--------------------------------------------------------------------------------
                                                                         114,896
--------------------------------------------------------------------------------

            OIL - DOMESTIC INTEGRATED (2.0%)
  315,000   Conoco, Inc. "B"                                               7,265
1,500,000   Occidental Petroleum Corp.                                    30,375
--------------------------------------------------------------------------------
                                                                          37,640
--------------------------------------------------------------------------------

            OIL - INTERNATIONAL INTEGRATED (7.7%)
  984,000   BP Amoco plc ADR                                              51,476
  300,000   Chevron Corp.                                                 23,700
1,400,000   Texaco, Inc.                                                  69,212
--------------------------------------------------------------------------------
                                                                         144,388
--------------------------------------------------------------------------------

            OIL & GAS - DRILLING/EQUIPMENT (0.7%)
  400,000   Baker Hughes, Inc.                                            13,850
--------------------------------------------------------------------------------

            PAPER & FOREST PRODUCTS (0.8%)
  600,000   Mead Corp.                                                    15,225
--------------------------------------------------------------------------------

            PHOTOGRAPHY - IMAGING (0.5%)
  600,000   Xerox Corp.                                                    8,925
--------------------------------------------------------------------------------

            PUBLISHING/NEWSPAPERS (0.8%)
  920,000   Hollinger International, Inc.                                 14,950
--------------------------------------------------------------------------------

            RAILROADS/SHIPPING (0.5%)
  400,000   CSX Corp.                                                      9,925
--------------------------------------------------------------------------------

            REAL ESTATE INVESTMENT TRUSTS (3.3%)
  625,000   Boston Properties, Inc.                                       25,937
  400,000   Highwoods Properties, Inc.                                    10,800
  330,000   Post Properties, Inc.                                         15,304
  350,000   Simon Property Group, Inc.                                     9,144
--------------------------------------------------------------------------------
                                                                          61,185
--------------------------------------------------------------------------------

            RETAIL - DEPARTMENT STORES (0.4%)
  500,000   J.C. Penney Co., Inc.                                          8,063
--------------------------------------------------------------------------------

            SAVINGS & LOAN HOLDING CO. (2.0%)
1,200,000   Washington Mutual, Inc.                                       38,550
--------------------------------------------------------------------------------

            TELECOMMUNICATIONS - CELLULAR/WIRELESS (0.9%)
  400,000   Vodafone Group plc ADR                                        17,250
--------------------------------------------------------------------------------

            TELECOMMUNICATIONS - LONG DISTANCE (4.1%)
1,383,456   Qwest Communications International, Inc.                      64,936
  350,000   Sprint Corp.                                                  12,469
--------------------------------------------------------------------------------
                                                                          77,405
--------------------------------------------------------------------------------

            TELEPHONES (5.1%)
2,037,000   Verizon Communications                                        95,739
--------------------------------------------------------------------------------
            Total common stocks (cost: $1,306,903)                     1,677,149
--------------------------------------------------------------------------------

                             PREFERRED STOCKS (4.3%)

            DRUGS (1.1%)
  450,000   Monsanto Co., 6.50% cumulative convertible                    21,600
--------------------------------------------------------------------------------

            FOODS (1.1%)
  640,000   Ralston Purina Co., 7.00% cumulative convertible              20,040
--------------------------------------------------------------------------------

            MACHINERY - DIVERSIFIED (0.9%)
  800,000   Ingersoll-Rand Co., 6.75% cumulative convertible              16,450
--------------------------------------------------------------------------------

            NATURAL GAS UTILITIES (0.6%)
  200,000   El Paso Energy Corp., 4.75% cumulative convertible            12,300
--------------------------------------------------------------------------------

            OIL & GAS - EXPLORATION & PRODUCTION (0.6%)
  250,000   Apache Corp., 6.50% cumulative convertible                    11,062
--------------------------------------------------------------------------------
            Total preferred stocks (cost: $86,903)                        81,452
--------------------------------------------------------------------------------


  PRINCIPAL
   AMOUNT
   (000)
--------------------------------------------------------------------------------
                         MONEY MARKET INSTRUMENTS (6.0%)

            COMMERCIAL PAPER
$  20,651   Associates Corp. of North America, 6.64%, 8/01/2000           20,651
   51,653   Household Finance Corp., 6.45%, 8/01/2000                     51,653
   40,000   General Electric Capital Corp., 6.46%, 8/02/2000              39,993
--------------------------------------------------------------------------------
            Total money market instruments (cost: $112,297)              112,297
--------------------------------------------------------------------------------
            Total investments (cost: $1,506,103)                      $1,870,898
================================================================================









USAA INCOME STOCK FUND
NOTES TO PORTFOLIO OF INVESTMENTS

JULY 31, 2000




GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 8.3% of net assets at July 31, 2000.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.


SPECIFIC NOTES
* Non-income producing.





SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA INCOME STOCK FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

JULY 31, 2000




ASSETS
   Investments in securities,  at market value  (identified cost of $1,506,103)     $1,870,898
   Cash                                                                                    179
   Receivables:
      Capital shares sold                                                                   67
      Dividends                                                                          4,868
      Securities sold                                                                    8,970
                                                                                   -----------
         Total assets                                                                1,884,982
                                                                                   -----------

LIABILITIES
   Capital shares redeemed                                                               1,195
   USAA Investment Management Company                                                      826
   USAA Transfer Agency Company                                                            199
   Accounts payable and accrued expenses                                                    97
                                                                                   -----------
         Total liabilities                                                               2,317
                                                                                   -----------
            Net assets applicable to capital shares outstanding                     $1,882,665
                                                                                   ===========

REPRESENTED BY:
   Paid-in capital                                                                  $1,459,567
   Accumulated undistributed net investment income                                       5,421
   Accumulated net realized gain on investments                                         52,882
   Net unrealized appreciation of investments                                          364,795
                                                                                    ----------
            Net assets applicable to capital shares outstanding                     $1,882,665
                                                                                    ==========
   Capital shares outstanding                                                          106,773
                                                                                    ==========
   Authorized shares of $.01 par value                                                 250,000
                                                                                    ==========
   Net asset value, redemption price, and offering price per share                  $    17.63
                                                                                    ==========



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA INCOME STOCK FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

YEAR ENDED JULY 31, 2000





Net investment income:
   Income:
      Dividends (net of foreign taxes withheld of $274)             $  72,460
      Interest                                                          6,444
                                                                    ---------
         Total income                                                  78,904
                                                                    ---------
   Expenses:
      Management fees                                                  10,830
      Transfer agent's fees                                             2,826
      Custodian's fees                                                    253
      Postage                                                             394
      Shareholder reporting fees                                           96
      Directors' fees                                                       4
      Registration fees                                                    44
      Professional fees                                                    80
      Other                                                                44
                                                                    ---------
         Total expenses                                                14,571
                                                                    ---------
            Net investment income                                      64,333
                                                                    ---------
Net realized and unrealized gain (loss) on investments:
   Net realized gain                                                  167,813
   Change in net unrealized appreciation/depreciation                (337,221)
                                                                    ---------
            Net realized and unrealized loss                         (169,408)
                                                                    ---------
Decrease in net assets resulting from operations                    $(105,075)
                                                                    ==========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA INCOME STOCK FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

YEARS ENDED JULY 31,


                                                           2000           1999
                                                       ------------------------
From operations:
   Net investment income                               $   64,333    $   74,570
   Net realized gain on investments                       167,813        85,527
   Change in net unrealized appreciation/depreciation
      of investments                                     (337,221)      137,017
                                                       ------------------------
      Increase (decrease) in net assets resulting
         from operations                                 (105,075)      297,114
                                                       ------------------------
Distributions to shareholders from:
   Net investment income                                  (66,895)      (72,510)
                                                       ------------------------
   Net realized gains                                    (200,451)      (91,729)
                                                       ------------------------
From capital share transactions:
   Proceeds from shares sold                              139,044       217,500
   Reinvested dividends                                   247,947       151,834
   Cost of shares redeemed                               (616,201)     (514,483)
                                                       ------------------------
      Decrease in net assets from capital
         share transactions                              (229,210)     (145,149)
                                                       ------------------------
Net decrease in net assets                               (601,631)      (12,274)
Net assets:
   Beginning of period                                  2,484,296     2,496,570
                                                       ------------------------
   End of period                                       $1,882,665    $2,484,296
                                                       ========================

Accumulated undistributed net investment income:
   End of period                                       $    5,421    $    7,983
                                                       ========================

Change in shares outstanding:
   Shares sold                                              7,576        11,175
   Shares issued for dividends reinvested                  13,674         8,360
   Shares redeemed                                        (34,520)      (26,520)
                                                       ------------------------
      Decrease in shares outstanding                      (13,270)       (6,985)
                                                       ========================



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA INCOME STOCK FUND
NOTES TO FINANCIAL STATEMENTS

JULY 31, 2000



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 13 separate funds. The information presented in this annual report pertains only to the USAA Income Stock Fund (the Fund). The Fund's investment objective is current income with the prospect of increasing dividend income and the potential for capital appreciation. USAA Investment Management Company (the Manager) attempts to achieve this objective by investing the Fund's assets primarily in common stocks of well-established, large companies with above-average dividend yields.

A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under any of these agreements during the year ended July 31, 2000.


(3) DISTRIBUTIONS

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.


(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of  securities,  excluding  short-term
securities,   for  the  year  ended  July  31,  2000,  were   $272,283,000   and
$768,082,000, respectively.

Gross unrealized appreciation and depreciation of investments as of July 31, 2000, were $523,133,000 and $158,338,000, respectively.


(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .50% of its annual average net assets.

During the year ended July 31, 2000, the Manager paid $6 million to the Fund in connection with the Fund's uncollected share of a class action lawsuit pertaining to a former portfolio holding. This amount has been included in net realized gain on investments.

B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.


(6) TRANSACTIONS WITH AFFILIATES

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.


(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:


                                                           YEAR ENDED JULY 31,
                               ----------------------------------------------------------------------
                                    2000            1999           1998           1997           1996
                               ----------------------------------------------------------------------
Net asset value at
   beginning of period         $    20.69     $    19.65     $    19.01     $    15.85     $    14.96
Net investment income                 .56            .60            .75            .81            .77
Net realized and
   unrealized gain (loss)           (1.38)          1.75           1.66           3.88           1.16
Distributions from net
   investment income                 (.58)          (.58)          (.75)          (.79)          (.77)
Distributions of realized
   capital gains                    (1.66)          (.73)         (1.02)          (.74)          (.27)
                               ----------------------------------------------------------------------
Net asset value at
   end of period               $    17.63     $    20.69     $    19.65     $    19.01     $    15.85
                               ======================================================================
Total return (%) *                  (3.85)         13.05          13.28          31.46          13.21
Net assets at
   end of period (000)         $1,882,665     $2,484,296     $2,496,570     $2,186,329     $1,710,769
Ratio of expenses to
   average net assets (%)             .67            .65            .65            .68            .72
Ratio of net investment
   income to average
   net assets (%)                    2.97           3.06           3.85           4.73           4.84
Portfolio turnover (%)              13.34          34.20          22.34          34.95          32.38


* ASSUMES REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS DURING THE PERIOD.









DIRECTORS
Robert G. Davis, CHAIRMAN OF THE BOARD
Michael J.C. Roth, VICE CHAIRMAN OF THE BOARD
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Laura T. Starks
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT                           LEGAL COUNSEL
USAA Shareholder Account Services        Goodwin, Procter & Hoar LLP
9800 Fredericksburg Road                 Exchange Place
San Antonio, Texas 78288                 Boston, Massachusetts 02109

CUSTODIAN                                INDEPENDENT AUDITORS
State Street Bank and Trust Company      KPMG LLP
P.O. Box 1713                            112 East Pecan, Suite 2400
Boston, Massachusetts 02105              San Antonio, Texas 78205

TELEPHONE ASSISTANCE HOURS               INTERNET ACCESS
Call toll free - Central Time            usaa.com(Service Mark)
Monday - Friday 6:00 a.m. to 10:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
1-800-531-8181, (in San Antonio) 456-7200
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

RECORDED MUTUAL FUND PRICE QUOTES
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

MUTUAL FUND USAA TOUCHLINE(REGISTERED TRADEMARK)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777